UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2014

RIGEL PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-29889	94-3248524
(Commission File No.)	(IRS Employer Identification No.)

1180 Veterans Boulevard

South San Francisco, CA 94080

(Address of principal executive offices)

94080

(Zip Code)

Registrant’s telephone number, including area code: (650) 624-1100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐              Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐              Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐              Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐              Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

2014 Cash Incentive Plan

On May 20, 2014, the Board of Directors (the “Board”) of Rigel Pharmaceuticals, Inc. (the “Company”) approved the 2014 Cash Incentive Plan (the “Incentive Plan”), pursuant to which the Company’s named executive officers and other employees may become entitled to cash bonus payments based on attainment of specified corporate performance goals. A copy of the Incentive Plan is attached as Exhibit 10.29 hereto and is incorporated herein by reference.

Item 5.07.                Submission of Matters to a Vote of Security Holders.

The 2014 Annual Meeting of Stockholders (the “Annual Meeting”) of the Company was held on May 20, 2014. The following is a brief description of each matter voted upon at the Annual Meeting, as well as the number of votes cast for or against each matter and the number of abstentions and broker non-votes with respect to each matter.  A more complete description of each matter is set forth in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 8, 2014.

•                  Each of the two directors proposed by the Company for re-election was elected by the following votes to serve until the Company’s 2017 Annual Meeting of Stockholders or until his respective successor have been elected and qualified.  The tabulation of votes on this matter was as follows:

Nominee	Shares Voted For	Shares Withheld
Walter H. Moos, Ph.D.	55,660,863	891,143
Stephen A. Sherwin, M.D.	51,360,708	5,191,298

There were 19,559,364 broker non-votes for this matter.

•                  The Company’s stockholders approved amendments to the Company’s 2000 Employee Stock Purchase Plan.

The tabulation of votes on this matter was as follows: shares voted for: 55,861,362; shares voted against: 685,859; shares abstaining: 4,785; and broker non-votes: 19,559,364.

•                  The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers.

The tabulation of votes on this matter was as follows: shares voted for: 56,107,515; shares voted against: 437,668; shares abstaining: 6,823; and broker non-votes: 19,559,364.

•                  The Company’s stockholders ratified the selection of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2014.

The tabulation of votes on this matter was as follows: shares voted for: 73,469,296; shares voted against: 2,317,826; and shares abstaining: 324,248.

Item 9.01.                Financial Statements and Exhibits.

(d)                                                         Exhibits.

Exhibit	Description
10.29	2014 Cash Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 27, 2014		RIGEL PHARMACEUTICALS, INC.

	By:	/s/ Dolly A. Vance
Dolly A. Vance
Executive Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit	Description

10.29	2014 Cash Incentive Plan